Prospectus Supplement	January 30, 2017

Putnam Michigan Tax Exempt Income Fund
Prospectus dated September 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam Michigan Tax Exempt Income Fund (“Michigan Fund”) into Putnam Tax Exempt Income Fund (“Tax Exempt Income Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of Michigan Fund and its shareholders. Michigan Fund and Tax Exempt Income Fund have substantially similar investment goals and strategies. A full description of Tax Exempt Income Fund and the terms of the merger will be contained in a Form N-14 prospectus, which is expected to be mailed to shareholders in mid-March, 2017. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about April 24, 2017. Putnam Management has also recommended to merge Putnam Arizona Tax Exempt Income Fund into Tax Exempt Income Fund on or about April 24, 2017. The merger of Michigan Fund is not contingent on the completion of the merger of Putnam Arizona Tax Exempt Income Fund.

Under the terms of the Agreement and Plan of Reorganization, the assets and liabilities of Michigan Fund will be transferred to Tax Exempt Income Fund in return for shares of Tax Exempt Income Fund (the “Merger Shares”) with equal total net asset value as of the valuation date. The Merger Shares will be distributed pro rata to shareholders of Michigan Fund in exchange for their fund shares, in complete liquidation of Michigan Fund. Shareholders will receive Merger Shares of the same class as the Michigan Fund shares they held. The merger is expected to be tax free for federal income tax purposes.

In connection with the merger, Putnam Management currently expects that the Michigan Fund may sell certain portfolio holdings prior to the merger. These sales, which are anticipated to commence on or about March 21, 2017, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Michigan Fund will be closed to new accounts on or about March 6, 2017. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange

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them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Tax Exempt Income Fund, nor is it a solicitation of any proxy. For more information regarding Tax Exempt Income Fund, or to receive a free copy of a Form N-14 prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The Form N-14 prospectus will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the Form N-14 prospectus carefully before making any investment decisions.